Exhibit 99.1

Preliminary Unaudited Results for the Year Ended December 31, 2022

Below are preliminary unaudited consolidated financial statements of Lodging Fund REIT III, Inc. (the “Company”) as of and for the year ended December 31, 2022, based on currently available information. The Company’s independent auditor has not completed a review of these preliminary estimated financial statements. Accordingly, these preliminary financial statements remain subject to change upon completion of standard annual audit procedures by the Company’s independent auditors, and the Company’s actual results may differ materially from these preliminary financial statements. In addition, these preliminary statements are not necessarily indicative of results to be expected for any future period. This preliminary financial data has been prepared by and is the responsibility of the Company.

Forward-Looking Statements

Any statements contained in this Exhibit that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Those statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “should,” “expect,” “could,” “intend,” “anticipate,” “plan,” “estimate,” “believe,” “potential,” “continue,” “seek” or similar expressions.  Forward-looking statements are based on the Company’s current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond the Company’s control and which could materially affect results. Actual results may differ materially from those contemplated by such forward-looking statements. Factors that may cause actual results to differ materially from current expectations include, among other things, the timing for the completion of the audit of the preliminary unaudited financial statements for the year ended December 31, 2022 and the completion and filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022  (the “Form 10-K”) with the Securities and Exchange Commission (the “SEC”); the potential identification of changes to the consolidated financial statements for the year ended December 31 2022 upon completion of such audit, the results of the Wells notice process disclosed in the Company’s other SEC filings; and such other factors that may be identified in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “Prior Form 10-K”), including those set forth under the captions “Summary Risk Factors” and “Risk Factors” in such Prior Form 10-K, and in such other SEC filings subsequent to the filing of the Prior Form 10-K. Further, forward-looking statements contained herein speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law.

LODGING FUND REIT III, INC.

CONSOLIDATED BALANCE SHEETS

(Unaudited)

	December 31,	December 31,
	2022	2021
Assets
Investment in hotel properties, net of accumulated depreciation of $25,093,876 and $9,487,728	$284,152,134	$169,424,775
Cash and cash equivalents	6,299,449	7,866,401
Restricted cash	10,629,785	6,469,999
Accounts receivable, net	1,468,732	748,364
Franchise fees, net	2,363,114	1,459,641
Prepaid expenses and other assets	2,150,738	4,360,555
Total Assets (variable interest entities - $18,240,352 and $0)	$307,063,952	$190,329,735

Liabilities and Equity
Debt, net	$189,909,402	$103,126,884
Finance lease liabilities	13,026,849	—
Accounts payable	3,169,686	1,549,380
Accrued expenses	5,077,790	2,621,520
Distributions payable	678,867	495,657
Due to related parties	6,999,416	2,580,326
Other liabilities	4,949,853	7,499,568
Total liabilities (variable interest entities - $18,027,896 and $0)	223,811,863	117,873,335

Equity
Preferred stock, $0.01 par value, 100,000,000 shares authorized; no shares issued and outstanding	—	—
Common stock, $0.01 par value, 900,000,000 shares authorized; 9,607,462 and 8,348,310 shares issued and outstanding	96,074	83,481
Additional paid-in capital	93,798,070	81,655,994
Accumulated deficit	(69,441,452)	(43,586,952)
Total stockholders' equity	24,452,692	38,152,523
Non-controlling interest – Series B LP Units	(2,990,068)	(1,563,489)
Non-controlling interest – Series GO LP Units	14,198,304	12,498,527
Non-controlling interest – Series T LP Units	45,739,120	21,931,757
Non-controlling interest – Common LP Units	4,612,254	1,437,082
Non-controlling interest – El Paso University Property	(2,760,212)	—
Total equity	83,252,089	72,456,400
Total Liabilities and Equity	$307,063,952	$190,329,735

LODGING FUND REIT III, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	For the Year Ended December 31,
	2022	2021
Revenues
Room revenue	$50,335,176	$26,111,767
Other revenue	2,794,118	1,000,240
Total revenue	53,129,294	27,112,007

Expenses
Property operations	25,985,687	12,153,087
General and administrative	10,577,266	6,449,285
Sales and marketing	3,318,003	1,674,557
Franchise fees	4,849,226	2,512,796
Management fees	4,204,291	2,779,715
Acquisition expense	29,608	81,963
Depreciation and amortization	8,025,091	4,831,022
Total expenses	56,989,172	30,482,425

Other Income (Expense)
Other income (expense), net	(1,353,096)	58,564
PPP loan forgiveness	—	1,684,400
Interest expense	(10,956,989)	(4,560,186)
Total other income (expense)	(12,310,085)	(2,817,222)

Net Loss Before Income Taxes	(16,169,963)	(6,187,640)

Income tax (expense) benefit	(5,845,015)	920,965

Net Loss	(22,014,978)	(5,266,675)

Net loss attributable to non-controlling interest - Series B LP Units	(1,092,162)	(261,540)
Net loss attributable to non-controlling interest - Series GO LP Units	(3,592,033)	(757,966)
Net loss attributable to non-controlling interest - Common LP Units	(1,021,602)	(75,618)
Net loss attributable to non-controlling interest - El Paso University Property	(124,983)	—

Net Loss Attributable to Common Stockholders	$(16,184,198)	$(4,171,551)

Basic and Diluted Net Loss Per Share of Common Stock	$(1.78)	$(0.52)
Weighted-average Shares of Common Stock Outstanding, Basic and Diluted	9,071,919	8,031,965